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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 31, 1997

 BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of December 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-3)


                          BA Mortgage Securities, Inc.
                        -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                 333-34225                   94-324470
  ----------------------------    ------------             ------------------
  (STATE OR OTHER JURISDICTION    (COMMISSION               (I.R.S. EMPLOYER
        OF INCORPORATION)          FILE NUMBER)             IDENTIFICATION NO.)



      345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
      --------------------------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 622-3676


           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits


                                                                   Sequential
                                                                     Numbered
Exhibit                                                               Exhibit
Number                                                                   Page
------                                                                   ----

99.1            Collateral Term Sheet prepared by Morgan Stanley
                Dean Witter in connection with Registrant's
                Mortgage Pass-Through Certificates, Series 1997-3

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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BA MORTGAGE SECURITIES, INC.



                                            By: /s/ DAVID JAMES
                                                -----------------------------
                                                Name: David James
                                                Title: Vice President


Dated:  October 31, 1997


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                                                                    Exhibit 99.1




                                     Collateral Term Sheet